                                                                  EXHIBIT 10.8

                             MASSEY ENERGY COMPANY

                            1982 SHADOW STOCK PLAN

              As Amended and Restated Effective November 30, 2000

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS....................................................................... 3
Sec. 1.1. DEFINITIONS....................................................................... 3

ARTICLE II THE PLAN......................................................................... 4
Sec. 2.1. NAME.............................................................................. 4
Sec. 2.2. PURPOSE........................................................................... 4
Sec. 2.3. EFFECTIVE DATE AND DURATION....................................................... 4

ARTICLE III PARTICIPANTS.................................................................... 4
Sec. 3.1. ELIGIBILITY....................................................................... 4

ARTICLE IV ADMINISTRATION................................................................... 5
Sec. 4.1. DUTIES AND POWERS OF COMMITTEE.................................................... 5
Sec. 4.2. MAJORITY RULE..................................................................... 5
Sec. 4.3. COMPANY ASSISTANCE................................................................ 5

ARTICLE V UNITS SUBJECT TO PLAN............................................................. 5
Sec. 5.1. LIMITATIONS....................................................................... 5
Sec. 5.2. ANTIDILUTION...................................................................... 5

ARTICLE VI GRANT AND EXERCISE OF UNITS...................................................... 6
Sec. 6.1. GRANT OF UNITS.................................................................... 6
Sec. 6.2. EXERCISE PERIOD................................................................... 6
Sec. 6.3. EXERCISE OF UNITS................................................................. 6
Sec. 6.4. PAYMENT FOR UNITS EXERCISED....................................................... 7
Sec. 6.5. NON-TRANSFERABILITY OF UNITS...................................................... 7
Sec. 6.6. EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT................................ 7
Sec. 6.7. NO RIGHTS AS SHAREHOLDER.......................................................... 8

ARTICLE VII TERMINATION, AMENDMENT AND MODIFICATION OF PLAN................................. 9
Sec. 7.1. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN................................... 9

ARTICLE VIII MISCELLANEOUS.................................................................. 9
Sec. 8.1. EMPLOYMENT........................................................................ 9
Sec. 8.2. OTHER COMPENSATION PLANS.......................................................... 9
Sec. 8.3. PLAN BINDING ON SUCCESSORS........................................................ 9
Sec. 8.4. SINGULAR, PLURAL; GENDER.......................................................... 9
Sec. 8.5. HEADINGS, ETC., NO PART OF PLAN................................................... 9

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

                                   ARTICLE I
                                  DEFINITIONS

Sec. 1.1. DEFINITIONS
          -----------

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Change of Control" "Change of Control" of the Company shall be deemed to have occurred if, (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     (c)  "Committee" shall mean the Compensation Committee of the Board.

     (d)  "Company" shall mean Massey Energy Company.

     (e) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day such value is to be determined hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (f) "Grantee" shall mean an employee to whom Units have been granted hereunder.

     (g) "Plan" shall mean the Massey Energy Company 1982 Shadow Stock Plan, the terms of which are set forth herein which is an amendment and restatement of the 1982 Fluor Shadow Stock Plan.

     (h) "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     (i) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

     (j)  "Units" shall mean Shadow Stock Units granted as provided herein.

                                    ARTICLE II
                                    THE PLAN

Sec. 2.1. NAME
          ----

This Plan shall be known as the "Massey Energy Company 1982 Shadow Stock Plan".

Sec. 2.2. PURPOSE
          -------

The purpose of the Plan is to advance the interests of the Company and its shareholders by providing individuals who were participants in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan and other eligible key management employees who can directly and significantly influence the profits of the Company and therefore the market value of its Stock a form of cash incentive compensation which is measured by the performance of the Stock.

Sec. 2.3. EFFECTIVE DATE AND DURATION
          ---------------------------

The Plan was originally effective as of October 31, 1982, upon its adoption by the Board. The effective date of this amended and restated Plan is November 30, 2000. The Units awarded hereunder must be awarded within twenty years from the original effective date of the Plan. Prior to the effective date of this amended and restated plan, no further grants are being made under the Plan.

                                  ARTICLE III
                                 PARTICIPANTS

Sec. 3.1. ELIGIBILITY
          -----------

Any individual who was a participant in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan or other key management employee of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate.

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

                                  ARTICLE IV
                                ADMINISTRATION

Sec. 4.1. DUTIES AND POWERS OF COMMITTEE
          ------------------------------

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Units may be granted, the number of Units to be granted and the period for the exercise of such Units which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan.

Sec. 4.2. MAJORITY RULE
          -------------

A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

Sec. 4.3. COMPANY ASSISTANCE
          ------------------

The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                             UNITS SUBJECT TO PLAN

Sec. 5.1. LIMITATIONS
          -----------

Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the number of unexercised Units granted pursuant to Section 6.1(b) hereunder shall not exceed 1,000,000.

Sec. 5.2. ANTIDILUTION
          ------------

In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock splitup or stock dividend,

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

     (a)  the aggregate number of unexercised Units which may be granted under
          Section 6.1(b) shall be adjusted appropriately;

     (b) outstanding Units granted hereunder, both as to number and value, shall be adjusted appropriately; and

     (b) where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Unit granted hereunder shall terminate, but the Grantee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Units in full to the extent that such Units shall not have been exercised. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional Units.

                                  ARTICLE VI
                          GRANT AND EXERCISE OF UNITS

Sec. 6.1. GRANT OF UNITS
          --------------

     (a) Units may be granted as a consequence of Incentive Compensation awards made in the form of Shadow Stock Units pursuant to the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan. Each such grant shall be evidenced by minutes of a meeting or the written consent of the Board. The Grantee shall be promptly notified of such grant by a written communication which shall set forth the number of Units so granted. For purposes of the Plan, the date of such Board action shall be deemed to be the date of grant.

     (b) Units may also be separately granted by the Committee and the grant of any such Units shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of grant and executed by the Company and the Grantee which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Sec. 6.2. EXERCISE PERIOD
          ---------------

The period for exercise of each Unit granted hereunder shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant. At the end of said period, any unexercised Units shall be deemed to have been exercised in accordance with Section 6.3.

Sec. 6.3. EXERCISE OF UNITS
          -----------------

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

Units granted hereunder shall be exercised by written notice of intent to with respect to a specified number of Units (at least 50 or the entire remaining balance of the grant, whichever is less) delivered to the Company at its principal office in the State of Delaware. In the case of Grantees working outside the United States, such exercise shall be subject to the approval and consent of the Compensation Committee of the Board.

Sec. 6.4. PAYMENT FOR UNITS EXERCISED
          ---------------------------

Within 30 days after Units have been exercised in accordance with Section 6.3 hereof, the Company shall pay to the Grantee in cash an amount equal to the Fair Market Value of the Stock on the date such Units are exercised multiplied by the number of Units exercised, less all applicable federal and state withholding or other employment taxes applicable to the taxable income of such Grantee resulting from such exercise. In the event of the death of such Grantee before payment is made hereunder, such payment shall be made to the executor or administrator of such Grantee's estate.

The foregoing notwithstanding, if any Units granted pursuant to Section 6.1(a) hereof are exercised within the period ending with the calendar month immediately following the month in which the grant was made or if any Units granted pursuant to Section 6.1(b) hereof are exercised during the calendar month in which such Units first became exercisable, then the Fair Market Value of the Stock of the Company shall be determined by reference to its Fair Market Value on the date of such grant.

Notwithstanding the provisions of Section 6.3 hereof and the foregoing provisions of this Section 6.4, the Committee may in its discretion determine that all or a portion of any Units granted pursuant to Section 6.1(b) shall automatically exercised and paid as soon as they become exercisable and that the value of such Units shall be determined as of the date such Units were awarded by the Committee.

Sec. 6.5. NON-TRANSFERABILITY OF UNITS
          ----------------------------

No Units granted hereunder shall be transferred by a Grantee otherwise than by will or the laws of descent and distribution. During the lifetime of a Grantee, such Units shall be exercisable only by him.

Sec. 6.6. EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
          --------------------------------------------------

     (a) If, prior to the date on which any Unit becomes exercisable, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, the Grantee's rights to exercise such Units shall terminate and all rights thereunder shall cease; provided, however, that if the Grantee shall die, retire or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or if the Grantee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

          and such termination occurs prior to a date on which a Unit shall have become exercisable, such Unit shall become exercisable in full on the date of such death, retirement, disability or termination of employment.

     (b) If a Grantee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement or permanent total disability, the Grantee shall have the right, during the period ending three months after such termination, to exercise such Units to the extent that they were exercisable at the date of such termination and shall not have been exercised, subject, however, to the provisions of Section 6.2 hereof.

     (c) Upon termination of a Grantee's employment with the Company or its Subsidiaries by reason of retirement or permanent total disability, as determined in accordance with applicable Company personnel policies, such Grantee shall have the right, during the period ending three years after such termination, to exercise his Units in full to the extent that they shall not have been exercised, subject, however, to the provisions of Section 6.2 hereof.

     (d) If a Grantee shall die while in the employ of the Company or its Subsidiaries, or within three months after termination of such employment for any reason other than retirement or permanent total disability, or within three years after termination of such employment by reason of retirement or permanent total disability, the executor or administrator of the estate of the decedent or the person or persons to whom Units granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending three years after the date of the Grantee's death, to exercise the Grantee's Units (i) in full to the extent that they shall not have been exercised, if the Grantee shall have died while in the employ of the Company or its Subsidiaries or within three years after termination of such employment by reason of retirement or permanent total disability, or (ii) to the extent that they were exercisable at the date of the Grantee's death and shall not have been exercised, if the Grantee shall have died within three months after termination of such employment for any reason other than retirement or permanent total disability, subject, however, to the provisions of Section 6.2 hereof.

     (e) No transfer of Units by a Grantee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Units.

Sec. 6.7. NO RIGHTS AS SHAREHOLDER
          ------------------------

                             MASSEY ENERGY COMPANY
                            1982 SHADOW STOCK PLAN
              As Amended and Restated Effective November 30, 2000

Nothing herein contained shall be deemed to give any Grantee any rights as a shareholder of the Company.

                                  ARTICLE VII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Sec. 7.1. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
          -----------------------------------------------

The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no termination, amendment or modification of the Plan shall in any manner affect any Units theretofore granted under the Plan without the consent of the Grantee.

                                 ARTICLE VIII
                                 MISCELLANEOUS

Sec. 8.1. EMPLOYMENT
          ----------

Nothing in the Plan or in any Units granted hereunder shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

Sec. 8.2. OTHER COMPENSATION PLANS
          ------------------------

Except as set forth in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan, the adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

Sec. 8.3. PLAN BINDING ON SUCCESSORS
          --------------------------

The Plan shall be binding upon the successors and assigns of the Company.

Sec. 8.4. SINGULAR, PLURAL; GENDER
          ------------------------

Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Sec. 8.5. HEADINGS, ETC., NO PART OF PLAN
          -------------------------------

Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.